Hanmi Escrow Co., Inc.

3130 West Olympic Blvd., Suite 400, Los Angeles, CA 90006
TEL: (323) 736-4000 FAX: (323) 735-2400

Escrow No. 24026-TC

Date: September 28, 2011

Tom Cho, Escrow Officer

CANCELLATION INSTRUCTIONS

You are hereby authorized and directed to cancel the above numbered escrow upon execution of these instructions by all parties concerned in said escrow and to disburse funds on deposit.

$	2,800.00	to Buyer (to Harris Bank per wiring instructions provided); representing balance of deposit as refund
$	200.00	to Hanmi Escrow Co., Inc.; as escrow cancellation fee
$	3,000.00	TOTAL FUNDS ON DEPOSIT AS OF THE DATE OF THIS CANCELLATION INSTRUCTION.

Each party hereto is relieved of any liability to the other by reason of said escrow, and you as escrow holder are relieved of any liability for the failure of the escrow to close. Upon such cancellation, you are directed to return all documents to the respective parties who deposited same with you or for whose benefit an unconditional deposit was made.

Release. Buyer and Seller each release the other (and any persons or entities acting with or on behalf of such other party) from any claim, demand or cause of action relating to the Escrow Instructions to Hanmi Escrow Co., Inc. (the "Agreement") and all claims, demands and cause of action each may have against the other, whether known, or suspected, and whether arising out of any default or failure to satisfy any condition under the Agreement. Each of the Parties acknowledge that they have been advised by independent legal counsel and made familiar with the provisions of California Civil Code Section 1542 which reads as follows:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOWN OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the Parties expressly waive and relinquished all rights and benefits under Section 1542, as well as under other statues or common law principles of similar effect, to the full extent that such rights and benefits may be lawfully waived. This release is not an admission by any Party of any liability or wrongdoing or an admission by any Party of any disputed fact.

Counterparts. This escrow cancellation instructions may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute on instrument.

The parties have executed these escrow cancellation instructions as of date first written above.

SELLERS:

S & A Real Estate Development, LLC, a California Limited Liability Company

By: ____________________

By: [signature]

9/28/11

BUYERS:

Coronus Energy Corp.

By: ____________________

By: ____________________

Hanmi Escrow Co., Inc.

3130 West Olympic Blvd., Suite 400, Los Angeles, CA 90006
TEL: (323) 735-4000 FAX: (323) 735-2400

Escrow No. 24028-TC

Date: September 28, 2011

Tom Cho, Escrow Officer

CANCELLATION INSTRUCTIONS

You are hereby authorized and directed to cancel the above numbered escrow upon execution of these instructions by all parties concerned in said escrow and to disburse funds on deposit.

$	2,800.00	to Buyer (to Harris Bank per wiring instructions provided); representing balance of deposit as refund
$	200.00	to Hanmi Escrow Co., Inc.; as escrow cancellation fee
$	3,000.00	TOTAL FUNDS ON DEPOSIT AS OF THE DATE OF THIS CANCELLATION INSTRUCTION.

Each party hereto is relieved of any liability to the other by reason of said escrow, and you as escrow holder are relieved of any liability for the failure of the escrow to close. Upon such cancellation, you are directed to return all documents to the respective parties who deposited same with you or for whose benefit an unconditional deposit was made.

Release. Buyer and Seller each release the other (and any persons or entities acting with or on behalf of such other party) from any claim, demand or cause of action relating to the Escrow Instructions to Hanmi Escrow Co., Inc. (the "Agreement") and all claims, demands and cause of action each may have against the other, whether known, or suspected, and whether arising out of any default or failure to satisfy any condition under the Agreement. Each of the Parties acknowledge that they have been advised by independent legal counsel and made familiar with the provisions of California Civil Code Section 1542 which reads as follows:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOWN OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the Parties expressly waive and relinquished all rights and benefits under Section 1542, as well as under other statues or common law principles of similar effect, to the full extent that such rights and benefits may be lawfully waived. This release is not an admission by any Party of any liability or wrongdoing or an admission by any Party of any disputed fact.

Counterparts. This escrow cancellation instructions may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute on instrument.

The parties have executed these escrow cancellation instructions as of date first written above.

SELLERS:

S & A Real Estate Development, LLC, a California Limited Liability Company

By: ______

By: ______

BUYERS:

Coronus Energy Corp.

By: PER: ______

By: ______

I FAXED TO MY PARTNER AROLAN IF YOU DO NOT RECEIVE IT FROM HIM THIS IS HIS PHONE NUMBER

818-825-5999